                                                                    Exhibit 99.3



                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                          $[537,900,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1






                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                  MAY 19, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

DEAL: FFML 2005-FFH1

Scenario               Base Case             1                  2                   3                 4                  5
------------------------------------------------------------------------------------------------------------------------------------
VARIABLES

A. Libor Stress         Forward           Forward            Forward             Forward        Forward + 200      Forward + 200
B. Speed
    - Pricing            100%               75%                125%               150%               75%                100%
C. Default
    Severity              50%               50%                50%                 50%               50%                50%
D. Default
    Recovery
    Lag                6 months           6 months           6 months           6 months           6 months           6 months

STATIC
ASSUMPTIONS

E. Triggers              Fail               Fail               Fail               Fail               Fail               Fail
F. Cleanup Call       To Maturity       To Maturity        To Maturity         To Maturity       To Maturity        To Maturity
G. Default P&I
    Advance          100% Advance       100% Advance       100% Advance       100% Advance       100% Advance       100% Advance

ESTIMATED
 LOSS             BBB- S&P Loss Ramp BBB- S&P Loss Ramp BBB- S&P Loss Ramp BBB- S&P Loss Ramp BBB- S&P Loss Ramp BBB- S&P Loss Ramp

Scenario                  6                  7                  8                   9                 10
----------------------------------------------------------------------------------------------------------------
VARIABLES
A. Libor Stress     Forward + 200      Forward + 200      Forward + 400       Forward + 400     Forward + 400
B. Speed
    - Pricing            125%               150%               100%               125%               150%
C. Default
    Severity             50%                50%                50%                 50%               50%
D. Default
    Recovery
    Lag                6 months           6 months           6 months           6 months           6 months

STATIC
ASSUMPTIONS

E. Triggers              Fail               Fail               Fail               Fail               Fail
F. Cleanup Call      To Maturity        To Maturity        To Maturity         To Maturity       To Maturity
G. Default P&I
    Advance          100% Advance       100% Advance       100% Advance       100% Advance       100% Advance

ESTIMATED
 LOSS             BBB- S&P Loss Ramp BBB- S&P Loss Ramp BBB- S&P Loss Ramp BBB- S&P Loss Ramp BBB- S&P Loss Ramp


              Rating       Initial
           S&P / Moodys /   Bond
 Class         Fitch        Size    Subordination  Output Summary            Base Case
------------------------------------------------------------------------------------------------------------------------
Class A-2C   AAA/ Aaa/AAA     3.17        24.50    DM                             47                        47
                                                   WAL                           5.26                      6.41
                                                   Mod Duration                  4.629                     5.49
                                                   Principal Window          May09 - Oct22            Mar10 - May35
                                                   Principal Writedown       0.00 (0.00%)             664.53 (0.00%)
                                                     Collateral
                                                       Cumulative Loss  163,661,416.00 (29.76%)  171,600,165.89 (31.20%)
                                                   CDR                        30.633 CDR                27.637 CDR
------------------------------------------------------------------------------------------------------------------------
Class M-1    AA+/Aa1/AA+     6.15        18.35     DM                             49                        49
                                                   WAL                           6.11                      7.54
                                                   Mod Duration                  5.262                    6.265
                                                   Principal Window          Jan10 - Jan26            Jan11 - May35
                                                   Principal Writedown       0.00 (0.00%)            1,236.77 (0.00%)
                                                     Collateral
                                                       Cumulative Loss  135,233,928.73 (24.59%)  145,233,884.56 (26.41%)
                                                   CDR                        22.551 CDR                20.558 CDR
------------------------------------------------------------------------------------------------------------------------
Class M-2     AA/Aa2/AA      3.05        15.30     DM                             53                        53
                                                   WAL                           7.67                      9.53
                                                   Mod Duration                  6.359                    7.556
                                                   Principal Window          Jun11 - Oct26            Nov12 - Aug30
                                                   Principal Writedown       0.00 (0.00%)              0.00 (0.00%)
                                                   Collateral           121,157,719.50 (22.03%)  132,160,742.54 (24.03%)
                                                   Cumulative Loss
                                                   CDR                        19.184 CDR                17.661 CDR
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
          47                       46                       46                        46                       46
          4.45                    3.85                      6.97                     5.63                     4.7
         3.997                    3.51                     5.462                    4.611                    3.976
     Oct08 - Aug33            May08 - May30            Aug10 - May35            Sep09 - May35            Jan09 - Jan35
     855.94 (0.00%)          122.45 (0.00%)           1,527.66 (0.01%)          618.77 (0.00%)           368.74 (0.00%)

158,320,593.44 (28.79%)  154,506,963.71 (28.09%)  158,965,057.53 (28.90%)  151,631,434.07 (27.57%)  147,094,559.09 (26.74%)
       33.425 CDR              36.043 CDR                23.99 CDR                26.965 CDR               29.818 CDR
------------------------------------------------------------------------------------------------------------------------
           49                      49                        49                       49                       49
          5.12                    4.38                      8.16                     6.52                     5.4
         4.514                    3.933                    6.136                     5.18                    4.451
     Apr09 - Apr35            Oct08 - Nov19            Jul11 - May35            Apr10 - May35            Jul09 - May35
    1,705.54 (0.01%)          0.00 (0.00%)            2,317.58 (0.01%)         1,229.00 (0.00%)         1,488.93 (0.00%)

128,535,309.90 (23.37%)  123,765,060.02 (22.50%)  131,278,468.93 (23.87%)  121,874,337.03 (22.16%)  116,020,820.53 (21.09%)
       24.477 CDR              26.335 CDR                17.459 CDR               19.338 CDR               21.231 CDR
------------------------------------------------------------------------------------------------------------------------
           53                      53                        53                       53                       53
          6.36                    5.39                     10.29                     8.17                     6.7
         5.446                    4.725                     7.24                    6.155                    5.298
     Jun10 - May35            Sep09 - Apr35            Jul13 - May35            Nov11 - Jan30            Sep10 - Jun23
    1,024.68 (0.01%)        1,803.29 (0.01%)          5,171.17 (0.03%)           0.00 (0.00%)             0.00 (0.00%)
113,774,634.48 (20.69%)  108,531,082.85 (19.73%)  117,658,120.52 (21.39%)  107,225,848.53 (19.50%)  100,695,782.05 (18.31%)

       20.681 CDR              22.151 CDR                14.793 CDR               16.168 CDR               17.597 CDR
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
           46                       46                      46                        45
          4.03                     5.9                     4.87                      4.13
         3.485                    4.495                    3.876                    3.397
     Jul08 - Sep31            Nov09 - May35            Feb09 - Mar35            Aug08 - Mar19
    1,756.20 (0.01%)         1,775.97 (0.01%)        1,043.13 (0.01%)            0.00 (0.00%)

144,128,024.46 (26.21%)  141,529,188.21 (25.73%)  138,708,226.81 (25.22%)  137,073,381.27 (24.92%)
       32.549 CDR               24.169 CDR              27.315 CDR                30.306 CDR
------------------------------------------------------------------------------------------------------------------------
           48                       48                      49                        48
          4.57                     6.84                    5.59                      4.7
         3.879                    5.005                    4.309                    3.761
     Dec08 - Nov20            Jul10 - May35            Aug09 - May35            Jan09 - Apr35
      0.00 (0.00%)           3,445.52 (0.01%)        1,068.82 (0.00%)          1,726.09 (0.01%)

112,178,858.58 (20.40%)  109,885,856.49 (19.98%)  106,143,489.38 (19.30%)  103,956,733.31 (18.90%)
       23.118 CDR               16.718 CDR              18.849 CDR                20.96 CDR
------------------------------------------------------------------------------------------------------------------------
           53                       52                      52                        53
          5.63                     8.58                    6.95                      5.79
         4.612                     5.86                    5.071                    4.429
     Nov09 - Apr35            Mar12 - May35            Nov10 - Mar26            Jan10 - Apr35
    2,181.57 (0.01%)         5,400.51 (0.03%)          0.00 (0.00%)             840.85 (0.01%)
 96,403,094.46 (17.53%)   94,321,476.35 (17.15%)  90,119,304.14 (16.39%)    87,620,840.33 (15.93%)

       19.061 CDR               13.628 CDR              15.277 CDR                16.945 CDR
------------------------------------------------------------------------------------------------------------------------